UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 27, 2014
HYDE PARK ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)
Delaware	001-35576	27-5156956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events.

Commencing on January 27, 2014, Hyde Park Acquisition Corp. II (“Hyde Park”) intends to hold presentations for certain stockholders and potential stockholders regarding the proposed business combination between Hyde Park and Santa Maria Energy Holdings, LLC. The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

99.1	Presentation initially available January 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDE PARK ACQUISITION CORP. II

Date: January 27, 2014	By:	/s/ Laurence S. Levy
Name: Laurence S. Levy
Title: Chief Executive Officer